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                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 13, 1998, included in Security Capital Industrial Trust's Form 10-K for the year ended December 31, 1997, and Form 8-K dated March 17,1998, and to all references to our Firm included in this registration statement.


                              ARTHUR ANDERSEN LLP


Chicago, Illinois
May 12, 1998